Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his or her capacity as an officer of Jiangbo Pharmaceuticals, Inc. (the "Company"), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his or her knowledge:

(1) The Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2010 fully complies, in all material respect with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 15, 2010

/s/ Jin Linxian

Jin Linxian
Chief Executive Officer
(Principal Executive Officer)

Dated: November 15, 2010

/s/ Elsa Sung

Elsa Sung
Chief Financial Officer
(Principal Accounting and Financial Officer)